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                                                                    EXHIBIT 23.4

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in the Registration Statement Post-Effective Amendment No. 1 to Form F-1 (Registration No. 333-49533) of Peak International Limited of our report dated May 26, 1997, appearing in the Prospectus, which forms part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in this Prospectus.

/s/ Deloitte Touche Tohmatsu
Hong Kong
June 2, 1998